UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2012

Superior Uniform Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-05869	11-1385670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10055 Seminole Blvd., Seminole, Florida (Address of principal executive offices)		33772 (Zip Code)

Registrant's telephone number including area code: (727) 397-9611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act( 17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The following information is being furnished under Item 2.02 of Form 8-K: Press release by Superior Uniform Group, Inc. announcing its results of operations for the quarter ended June 30, 2012. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.0l. Financial Statements and Exhibits

(c) Exhibits

 Exhibit Number                           Description

                               99.1                             Press Release, dated July 19, 2012

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

SUPERIOR UNIFORM GROUP, INC.

By: /s/ Andrew D. Demott, Jr.

Andrew D. Demott, Jr.

Executive Vice President, Chief Financial Officer

and Treasurer

Date: July 19, 2012

EXHIBIT INDEX

Exhibit Number                                             Description

99.1                                                    Press Release, dated July 19, 2012

Exhibit 99.1

NEWS RELEASE

Superior Uniform Group, Inc.

A NASDAQ Listed Company: SGC

10055 Seminole Boulevard

Seminole, Florida 33772-2539

Telephone (727) 397-9611

Fax (727) 803-9623

CONTACT: Superior Uniform Group, Inc.

Andrew D. Demott, Jr., CFO

(727) 803-7135

 For Immediate Release

SUPERIOR UNIFORM GROUP REPORTS SECOND QUARTER OPERATING RESULTS

• 6.7% INCREASE IN EARNINGS PER SHARE (DILUTED)

• 6.7% INCREASE IN NET SALES

SEMINOLE, Florida – July 19, 2012 - Superior Uniform Group, Inc. (NASDAQ: SGC), manufacturer of uniforms, career apparel and accessories, today announced that for the second quarter ended June 30, 2012, sales were $29,335,000, compared with 2011 second quarter sales of $27,505,000. Net earnings were $977,000 or $0.16 per share (diluted), compared with earnings of $932,000 or $.15 per share (diluted) in the 2011 second quarter.

For the six months ended June 30, 2012, sales were $57,843,000, compared with sales of $54,404,000 in the six months ended June 30, 2011. Net earnings for the six months ended June 30, 2012 were $1,304,000 or $0.21 per share (diluted), versus earnings of $1,531,000 or $.25 per share (diluted) in the first six months of 2011.

Michael Benstock, chief executive officer, commented: “We are pleased to report an increase of 6.7% in our net sales. Gross margins for our Uniform and Related Products business continued to be pressured in the second quarter of 2012, consistent with our expectations. As we indicated in our first quarter 2012 earnings release, we ensured that we were in a position to take care of our customers by investing heavily in our raw material inventories during the cotton crisis of 2011. As a result, we were able to provide our products to our customers throughout the period of the shortages and were able to improve our market share in the process. However, as we work through the higher priced inventory we had built up during 2011, our gross margins were negatively impacted and we expect that they will continue to be pressured into the next quarter. We continued to see the benefits in this approach as we increased our market position in the first half of 2012.

– more –

“Sales growth to outside customers in our Remote Staffing Solutions business was at a much slower rate in the current quarter as we have worked to integrate the accounts we have added over the last few periods. However, we are well positioned in this market place and have new accounts set to start in the coming quarter. We expect to return to solid growth in this market segment as we move forward.

“Our financial position remains very strong and continues to provide us with the ability to support our ongoing growth initiatives.”

ABOUT SUPERIOR UNIFORM GROUP, INC.

Superior Uniform Group, Inc. (NASDAQ: SGC), established in 1920, is one of America's foremost providers of fine uniforms and image apparel. Headquartered in Seminole, Fla., Superior Uniform Group manages award-winning uniform apparel programs for major corporations nationwide.  Leaders in innovative uniform program design, global manufacturing and state-of-the-art distribution, Superior Uniform Group helps companies achieve a professional appearance and communicate their brands—particularly those in the healthcare, hospitality, food service, retail and private security industries. The company’s commitment to service, technology, quality and value-added benefits, as well as its financial strength and resources, support customers’ diverse needs while embracing a "Customer 1st, Every Time!" philosophy and culture. Superior Uniform Group is the parent company to The Office Gurus® and everyBODY media™.  For more information, call (800) 727-8643 or visit www.superioruniformgroup.com.

Statements contained in this press release which are not historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements are subject to risks and uncertainties, including without limitation, those identified in the Company’s SEC filings, which could cause actual results to differ from those projected.

Comparative figures are as follows:

SUPERIOR UNIFORM GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
THREE MONTHS ENDED JUNE 30,
(Unaudited)

	2012	2011

Net sales	$29,335,000	$27,505,000

Costs and expenses:
Cost of goods sold	19,673,000	17,577,000
Selling and administrative expenses	8,088,000	8,490,000
Interest expense	7,000	6,000
	27,768,000	26,073,000

Income before taxes on income	1,567,000	1,432,000
Income tax expense	590,000	500,000
Net earnings	$977,000	$932,000

Per Share Data:
Basic:
Net income	$0.16	$0.16

Diluted:
Net income	$0.16	$0.15

Cash dividends per common share	$0.135	$0.135

SUPERIOR UNIFORM GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
SIX MONTHS ENDED JUNE 30,
(Unaudited)

	2012	2011

Net sales	$57,843,000	$54,404,000

Costs and expenses:
Cost of goods sold	38,719,000	34,625,000
Selling and administrative expenses	17,002,000	17,396,000
Interest expense	18,000	12,000
	55,739,000	52,033,000

Income before taxes on income	2,104,000	2,371,000
Income tax expense	800,000	840,000
Net earnings	$1,304,000	$1,531,000

Per Share Data:
Basic:
Net income	$0.22	$0.26

Diluted:
Net income	$0.21	$0.25

Cash dividends per common share	$0.27	$0.27

– more –

SUPERIOR UNIFORM GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

JUNE 30,
(Unaudited)

ASSETS

	2012	2011

CURRENT ASSETS
Cash and cash equivalents	$2,939,000	$2,306,000
Accounts receivable - trade	16,944,000	17,630,000
Accounts receivable - other	2,917,000	2,921,000
Prepaid expenses and other current assets	2,066,000	4,783,000
Inventories	40,775,000	34,199,000

TOTAL CURRENT ASSETS	65,641,000	61,839,000

PROPERTY, PLANT AND EQUIPMENT, NET	8,389,000	9,200,000
OTHER INTANGIBLE ASSETS	2,268,000	3,231,000
DEFERRED INCOME TAXES	3,560,000	2,090,000
OTHER ASSETS	405,000	135,000

	$80,263,000	$76,495,000

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$6,383,000	$5,782,000
Other current liabilities	2,730,000	3,198,000

TOTAL CURRENT LIABILITIES	9,113,000	8,980,000

LONG-TERM DEBT	520,000	-
LONG-TERM PENSION LIABILITY	7,985,000	3,687,000
OTHER LONG-TERM LIABILITIES	770,000	800,000
DEFERRED INCOME TAXES	30,000	-
SHAREHOLDERS' EQUITY	61,845,000	63,028,000

	$80,263,000	$76,495,000

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